Atlas Funds
Supplement dated May 19, 2006, to
Prospectus dated April 30, 2006

On May 11, 2006 the Atlas Funds Board of Trustees (Board) approved a number of changes for the Atlas Balanced Fund and the Atlas Value Fund. The Board approved a change in investment strategy for the Atlas Balanced Fund as well as a name change for that fund from the Atlas Balanced Fund to the Atlas Dual Focus Fund to better reflect the change in its investment strategy. Pursuant to Atlas Funds’ manager of managers exemptive order issued by the Securities and Exchange Commission on September 16, 2004, the Board also approved the appointment of Fund Asset Management, L.P. (FAM) to replace New York Life Investment Management LLC (NYLIM), as Sub-Adviser to the Dual Focus Fund (formerly Atlas Balanced Fund). The Board also approved FAM to replace Hotchkis and Wiley Capital Management LLC (HWCM), as Sub-Adviser to the Atlas Value Fund. All of the following changes are to be effective July 31, 2006.

On page 2 of the Prospectus, the “Strategy” section of the Atlas Dual Focus Fund (formerly Atlas Balanced Fund) is replaced with the following:

Under normal circumstances, the fund will invest at least 80% of its assets in dividend-paying equity securities. The fund will focus on issuers that have good prospects for capital appreciation. The fund manager believes that stocks that pay dividends often provide more attractive long-term total return and greater price stability during periods of downward movements in market prices than stocks that do not pay dividends. In selecting portfolio securities, the fund will generally employ a value-oriented analysis, but may purchase growth-oriented equity securities that pay dividends or have particularly good prospects for capital appreciation. The fund may invest in securities of companies with any size market capitalization. The fund may also invest in convertible securities and non-convertible preferred stock.  The fund's portfolio will be structured in a manner designed to produce a net portfolio yield in excess of the average yield of mutual funds invested primarily in U.S. equities.

On page 2 of the Prospectus, the “Risks” section of the Atlas Dual Focus Fund (formerly Atlas Balanced Fund) is replaced with the following:

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, particular industries, and individual companies. From time to time value stocks are out of favor with investors, and they may remain so for extended periods.

The fund’s income varies, as does the dividend paid to investors. Since the fund’s price will vary, you could lose money on your investment.

The fund's investments in convertible securities will be subject to interest rate risk. That is, if interest rates rise, the value of a convertible security usually falls. Convertible securities and preferred stock are also subject to market risk and credit risk.  The fund may invest in the securities of mid cap and small cap companies, which may be less liquid and more volatile than the securities of larger capitalization companies.

On page 23 of the Prospectus, the “Foreign investing” paragraph is replaced with the following:

The Global Growth Fund invests substantially in foreign stocks and the Dual Focus Fund (formerly Atlas Balanced Fund) and the Emerging Growth Fund also invest in foreign stocks to a lesser extent. The American Enterprise Bond and Strategic Income Funds may invest in foreign fixed income securities. Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market, exposing investors to greater risk of loss. Securities issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar, causing a fund’s share prices to fluctuate.

On Page 25 of the Prospectus, the references to NYLIM and HWCM and their managers for the Dual Focus Fund (formerly Atlas Balanced Fund) and Value Fund, respectively are replaced with the following:

The sub-adviser to the Dual Focus Fund (formerly Atlas Balanced Fund) and the Value Fund is Fund Asset Management, L.P. (FAM) located at 800 Scudders Mill Road, Plainsboro, NJ 08536. FAM is an affiliate of Merrill Lynch Investment Managers, L.P. (MLIM).

♦ Robert M. Shearer is primarily responsible for the day-to-day management of the Dual Focus Fund (formerly Atlas Balanced Fund) (since July 2006). Mr. Shearer has been with MLIM since 1997 and is currently the Senior Portfolio Manager of the Merrill Lynch Equity Dividend Fund. He also manages the ML Natural Resources Trust. Mr. Shearer holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the New York Society of Security Analysts.

♦ Robert C. Doll, Jr. is primarily responsible for the day-to-day management of the Value Fund (since July 2006). Mr. Doll has been President and Chief Investment Officer of MLIM since September 2001. He joined MLIM in June 1999 as Chief Investment Officer for Equities, and was promoted to the position of Global Chief Investment Officer in November 1999. Mr. Doll is a Certified Public Accountant and holds the Chartered Financial Analyst designation.